SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-198219	20-8627710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

813 Shades Creek Parkway, Suite 100

Birmingham, Alabama 35209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 15, 2014, National Commerce Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the Company had completed its previously announced merger (the “Merger”) with United Group Banking Company of Florida, Inc. (“United”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include unaudited interim financial statements of United and unaudited pro forma financial information of the Company, which were omitted from the Original Form 8-K in accordance with Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. No other changes are made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The Company has previously filed audited financial statements of United as of and for the year ended December 31, 2013. These financial statements were previously filed in the Joint Proxy Statement-Prospectus contained in the Company’s Registration Statement on Form S-4 (File No. 333-198219), as amended, and are incorporated herein by reference.

The unaudited consolidated financial statements of United as of September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013 are filed as Exhibit 99.3 hereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2014 and unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2014 and the year ended December 31, 2013, are filed as Exhibit 99.4 hereto.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and between the Company and United, dated June 6, 2014 (incorporated by reference to the Joint Proxy Statement-Prospectus contained in the Company’s Registration Statement on Form S-4 (File No. 333-198219)).

23.1	Consent of Saltmarsh, Cleaveland & Gund, P.A. (previously filed as Exhibit 23.1 to the Original Form 8-K and incorporated herein by reference).

99.1	Press Release dated December 15, 2014 (previously filed as Exhibit 99.1 to the Original Form 8-K and incorporated herein by reference).

99.2	Consolidated financial statements of United as of December 31, 2013 and 2012 and for each of the years in the two-year period ended December 31, 2013 (incorporated by reference to the Joint Proxy Statement-Prospectus contained in the Company’s Registration Statement on Form S-4 (File No. 333-198219)).

99.3	Unaudited consolidated financial statements of United as of September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013.

99.4	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2014 and unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

December 19, 2014	/s/ John H. Holcomb, III
John H. Holcomb, III
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and between the Company and United, dated June 6, 2014 (incorporated by reference to the Joint Proxy Statement-Prospectus contained in the Company’s Registration Statement on Form S-4 (File No. 333-198219)).

23.1	Consent of Saltmarsh, Cleaveland & Gund, P.A. (previously filed as Exhibit 23.1 to the Original Form 8-K and incorporated herein by reference).

99.1	Press Release dated December 15, 2014 (previously filed as Exhibit 99.1 to the Original Form 8-K and incorporated herein by reference).

99.2	Consolidated financial statements of United as of December 31, 2013 and 2012 and for each of the years in the two-year period ended December 31, 2013 (incorporated by reference to the Joint Proxy Statement-Prospectus contained in the Company’s Registration Statement on Form S-4 (File No. 333-198219)).

99.3	Unaudited consolidated financial statements of United as of September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013.

99.4	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2014, unaudited pro forma condensed combined statement of income of the Company for the nine months ended September 30, 2014 and for the year ended December 31, 2013.